UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 8, 2006

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
3556 Lake Shore Road
P.O. Box 2028

Buffalo, New York	14219-0228

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

PART I
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-23.1: CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-23.2: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: AUDITED CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

PART I
Item 2.02 Results of Operations and Financial Condition
Gibraltar Industries, Inc. (the Company) is providing condensed consolidating financial information with regard to our guarantor and non-guarantor subsidiaries. We are providing this information as required in connection with the anticipated registration of our debt securities on Form S-4. Under the requirements of the U. S. Securities and Exchange Commission (the SEC), issuers of guaranteed securities being registered who meet specified criteria are required to provide audited condensed consolidating financial information regarding the registrant’s guarantor and non-guarantor subsidiaries.
This Form 8-K is being filed by the Company to reflect the addition of the condensed consolidating financial information regarding our guarantor and non-guarantor subsidiaries to our consolidated financial statements for the years ended December 31, 2005, 2004, and 2003. This additional condensed consolidating information is included in Note 21 to the consolidated financial statements. No other amendments are hereby made to the Company’s Annual Report on Form 10-K.
Audited consolidated financial statements for the years ended December 31, 2005, 2004 and 2003 are attached as Exhibit 99.1.
Readers should refer to the Company’s quarterly reports on Form 10-Q for information related to periods subsequent to December 31, 2005. The Company intends for the information provided pursuant to this Item 2.02 and 9.01 to be deemed filed and incorporated by reference into its filings with the SEC.

Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements and Supplementary Data for the fiscal years ended December 31, 2005, 2004 and 2003

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2006	By:	/s/ David W. Kay

David W. Kay
Executive Vice President
Chief Financial Officer and Treasurer

Exhibit Index

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements and Supplementary Data for the fiscal years ended December 31, 2005, 2004 and 2003